UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2013, Energy Transfer Partners, L.P. (the “Partnership”) completed its public offering (the “Offering”) of $800,000,000 in aggregate principal amount of 3.60% Senior Notes due 2023 and $450,000,000 in aggregate principal amount of 5.15% Senior Notes due 2043 (collectively, the “Notes”).

The Notes were issued under the indenture dated as of January 18, 2005 (the “Indenture”), between the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee, as supplemented by the Eleventh Supplemental Indenture thereto (the “Supplemental Indenture”), dated as of January 22, 2013, between the Partnership and U.S. Bank National Association, as successor trustee, with respect to the Notes.

The Partnership expects to receive net proceeds of approximately $1.24 billion from the Offering, after deducting the underwriters’ discount, and intends to use the net proceeds to repay borrowings outstanding under the Partnership’s revolving credit facility and for general partnership purposes.

The terms of the Notes and the Supplemental Indenture are further described in the Prospectus Supplement dated January 14, 2013 relating to the Notes, filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2013, and the accompanying Prospectus dated January 13, 2011, under the captions “Description of Notes” and “Description of the Debt Securities,” respectively, which descriptions are incorporated herein by reference to Exhibit 99.2 of the Partnership’s Current Report on Form 8-K, filed with the SEC on January 16, 2013. Such descriptions do not purport to be complete and are qualified by reference to the Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2	Eleventh Supplemental Indenture dated as of January 22, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.3	Forms of Notes (included in Exhibit 4.2 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: January 22, 2013

/s/ Martin Salinas, Jr.
Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2	Eleventh Supplemental Indenture dated as of January 22, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.3	Forms of Notes (included in Exhibit 4.2 above).